UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) August 2, 2026

FUSEMACHINES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42909	98-1602789
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 West 41st Street, 21st Floor

New York. New York 10036

(Address of principal executive offices and zip code)

(347) 212-5075

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FUSE	Nasdaq Stock Market LLC
Warrants to purchase shares of Common Stock	FUSEW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 2, 2026, Fusemachines Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein, affiliates of Meteora Capital Partners, LP (the “Purchasers”), pursuant to which the Company agreed to sell to the Purchasers (i) an Original Issue Discount Senior Unsecured Convertible Promissory Note due February 12, 2027, in the aggregate original principal amount of $2,500,000 (the “Note”), for an aggregate purchase price of $2,050,000, reflecting an 18% original issue discount, and (ii) a Common Stock Purchase Warrant to purchase up to an aggregate of 2,050,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an exercise price of $4.20 per share (the “Warrant”). The Note is convertible into shares of Common Stock at the option of the holder at a fixed conversion price of $4.20 per share with no ratchets, resets or variable pricing. The Purchase Agreement also provides that the Company shall file with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 or S-3, to register for resale the shares of Common Stock issuable upon exercise of the Warrant and the Note.

As a condition to the closing of the transactions contemplated by the Purchase Agreement, the Company and the applicable Meteora parties concurrently entered into a Second Forward Purchase Agreement Confirmation Amendment (the “FPA Amendment”) and a Second Common Stock Purchase Warrant Amendment (the “Shortfall Warrant Amendment”), amending the Company’s pre-existing Forward Purchase Agreement and Shortfall Warrants with Meteora, each as previously disclosed in the Company’s prior filings with the Commission.

The foregoing descriptions of the Purchase Agreement, the Note, the Warrant, the FPA Amendment and the Shortfall Warrant Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits 4.1, 4.2, 4.3, 10.1, and 10.2, 3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above regarding the Note is incorporated herein by reference. The Note is in the aggregate original principal amount of $2,500,000, does not bear stated interest (having been issued as a zero-coupon note with an original issue discount), and matures on February 12, 2027. The Note constitutes a senior unsecured obligation of the Company, ranking senior in right of payment to the Company’s existing and future indebtedness, subject to certain permitted indebtedness. The Note is convertible into shares of Common Stock at the option of the holder at a fixed conversion price of $4.20 per share with no ratchets, resets or variable pricing.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, the form of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth under Item 1.01 above is incorporated herein by reference. The shares of Common Stock issuable upon exercise of the Warrant (up to an aggregate of 2,050,000 shares) and the shares of Common Stock issuable upon conversion of the Note (up to approximately 595,238 shares, based on the $2,500,000 aggregate original principal amount of the Note divided by the $4.20 conversion price) were, and will be, issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder, based in part on the representations of the Purchasers that they are “accredited investors” as defined in Rule 501(a) under the Securities Act. No underwriting discounts or commissions were paid in connection with such issuances.

The foregoing description of the Warrant is qualified in its entirety by reference to the full text of the Warrant, the form of which is filed as Exhibit 4.2 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 4, 2026, the Company issued a press release, a copy of which is filed herewith as Exhibit 99.1, announcing the terms of the offering. The information set forth in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements. This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or future financial or operating performance of the Company. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “propose,” “seek,” “should,” “strive,” “will,” or “would” or the negatives of these terms or variations of them or similar terminology. Specifically, the Company’s statements regarding its ability to satisfy its obligations under the Note, the potential dilution to existing stockholders resulting from the conversion of the Note and the exercise of the Warrant, the Company’s anticipated use of proceeds from the transactions described herein, and the anticipated effects of the FPA Amendment and the Shortfall Warrant Amendment on the Company’s existing arrangements with Meteora, and other similar statements are forward-looking statements. These statements are subject to risks, uncertainties, and other factors which may be beyond the control of the Company and could cause actual outcomes to differ materially from those expressed or implied by such forward-looking statements, including the Company’s ability to satisfy its payment and other obligations under the Note, market conditions, and the Company’s financial and operating performance. These and other risks are described more fully in the Company’s other filings with the Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Commission on March 27, 2026, and other documents the Company files with the Commission from time to time. The Company undertakes no obligation to update forward-looking statements, except as required by law.

Exhibit Number	Description
4.1	Form of Original Issue Discount Senior Unsecured Convertible Promissory Note
4.2	Form of Common Stock Purchase Warrant
4.3	Second Common Stock Purchase Warrant Amendment, dated as of August 2, 2026
10.1	Form of Securities Purchase Agreement
10.2	Second Forward Purchase Agreement Confirmation Amendment, dated as of August 2, 2026
99.1	Press Release dated August 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2026	FUSEMACHINES INC.

	By:	/s/ Sameer Maskey
Sameer Maskey
Chief Executive Officer